2024 INVESTOR DAY October 28, 2026 Q3 2026 Earnings Presentation

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. Forward-looking statements in this release include, among other things, statements concerning the proposed acquisition of RXO, Inc., including the anticipated timing and completion of the transaction; the receipt of required regulatory approvals and approval of the transaction by RXO’s stockholders; the satisfaction of other closing conditions; our plans to finance the cash consideration; our plans for the post-closing integration of RXO; and the anticipated benefits and other effects of the transaction. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to, factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry that could adversely impact our profitability and achieving our long-term growth targets; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with seasonal changes or significant disruptions in the transportation industry; risks relating to the proposed acquisition of RXO, including the possibility that the transaction may not be completed on the anticipated terms or timing, or at all; the failure to obtain required regulatory approvals or approval of the transaction by RXO’s stockholders or to satisfy other closing conditions; risks associated with financing the cash consideration, including our ability to obtain new debt financing within the anticipated timing and on anticipated terms and the potential need to borrow under the committed bridge facility; difficulties, delays, or unanticipated costs in integrating RXO; the possibility that the anticipated benefits of the transaction may not be realized, may be realized later than expected, or may be less than anticipated; our dependence on and changes in relationships with existing contracted truck, rail, ocean, and air carriers; risks associated with the loss of significant customers; risks associated with reliance on technology to operate our business, including reliance on third-party platforms and cybersecurity related risks; our ability to staff and retain employees; risks associated with operations outside of the U.S.; our ability to successfully integrate the operations of acquired companies with our historic operations or efficiently managing divestitures; climate change related risks; risks associated with our indebtedness; risks associated with interest rates; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations, including environmental-related regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of changes in political and governmental conditions; changes to our capital structure; changes due to catastrophic events; risks associated with the usage of artificial intelligence technologies; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2026 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from President & CEO, Dave Bozeman 3 ■ North American Surface Transportation ("NAST") volume growth outpaced the Cass Freight Shipment Index for the 14th consecutive quarter. ■ Lean AI continues to drive durable productivity gains, with both NAST and Global Forwarding ("GF") delivering year-over-year improvements of greater than 15% in Q3 and more than 65% since the end of 2022. ■ Our scalable model and operating leverage contributed to a 26% year-over-year increase in adjusted operating income(1), with both NAST and GF achieving mid- cycle operating margin targets. ■ The same Lean operating model and AI technology that have been vitally important in the transformations of our NAST and GF businesses are what will enable us to successfully integrate and transform the RXO business. We believe these disciplines are what will enable us to deliver different results than this industry’s past acquisitions. 1. Adjusted operating income is a non-GAAP financial measures. Refer to pages 27 through 30 for further discussion and a GAAP to Non-GAAP reconciliation.

Q3 Highlights

- NAST continues to gain market share in truckload and LTL. Disciplined revenue management and contractual repricing initiatives increased adjusted gross profit per shipment [1] 17.0% Y/Y despite a significant Y/Y increase in truckload spot market costs.
- Achieved mid-cycle operating margin targets again in both NAST and Global Forwarding, with adjusted operating margin - excluding specified items[1] reaching 40.3% in NAST and 36.6% in Global Forwarding.
- Focused on providing best-in-class service to our customers and carriers, gaining profitable share in targeted market segments, applying Lean principles and leveraging custom-built AI technology to automate our processes and optimize our costs, with a disciplined operating model that arms our people with innovative tools, decouples headcount growth from volume growth and drives operating leverage.

Q3 2026

$5.4B Total Revenues **+29.5% Y/Y**	**$808M** Adj. Gross Profits[1] **+14.5% Y/Y**
$272M Income from Operations **+23.1% Y/Y** **$291M** of Adj. Income from Operations[1] +26.1% Y/Y	**$1.67** Net Income/Share **+24.6% Y/Y** $1.80 of Adj. Net Income per Share[1] +28.6% Y/Y

C.H. ROBINSON

1. Adjusted gross profits, adjusted income from operations, adjusted operating margin - excluding specified items and adjusted net income per share are non-GAAP financial measures. Refer to pages 27 through 30 for further discussion and a GAAP to Non-GAAP reconciliation.

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Complementary Global Suite of Services

Over half of total revenues are garnered from customers to whom we provide both surface transportation and global forwarding services, and this percentage has grown year-over-year due to our One Robinson go-to-market approach.[1]

North American Surface Transportation (NAST)

- NAST volume performance outpaced the market indices for the 14th consecutive quarter
- NAST truckload adjusted gross profit per shipment[2] increased 17.0% year-over-year despite significant increase in truckload spot market costs
- Focused on Lean AI initiatives that improve the customer and carrier experience and lower our cost to serve
- Productivity improvements are being driven by removing waste and increasing automation through custom-built AI agents

+16.6% Y/Y

Q3 2026 Adjusted Gross Profits[2]



64%
27%
9%

+15.4% Y/Y

Global Forwarding (GF)

- Global disruptions and supply-side constraints drove higher ocean and air freight rates
- Ocean AGP per shipment increased 20.5% Y/Y and air AGP per metric ton increased 28.5% Y/Y
- Continuing to deploy Lean AI disciplines and technology across the business

All Other & Corporate

- Robinson Fresh Q3 AGP declined 5.1% Y/Y
- Managed Solutions Q3 AGP up 4.1% Y/Y

-1.2% Y/Y

C.H. ROBINSON

1. Measured over trailing twelve months.
2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

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NAST Q3’26 Results by Service 6 ■ Total NAST truckload and LTL volume was up 3.5% Y/Y, reflecting the 14th consecutive quarter of market share growth compared to a 0.3% decline in the Cass Freight Shipment Index ■ Truckload AGP per shipment increased 17.0% Y/Y and volume increased 3.5% Y/Y(2) ■ LTL AGP per order increased 4.0% Y/Y and volume increased 3.5% Y/Y(2) ■ Due to disciplined revenue management practices, continued repricing of our contractual portfolio and opportunistically capturing spot volume at higher margins, truckload AGP/load increased despite a 33.5% Y/Y increase in linehaul cost/mile 3Q26 3Q25%▲ Truckload (“TL”) $322.8 $267.4 20.7% Less than Truckload (“LTL”) $169.5 $156.9 8.0% Other $25.5 $19.8 28.9% Total Adjusted Gross Profits $517.9 $444.1 16.6% Adjusted Gross Profit Margin % 13.5% 15.0% (150 bps) Adjusted Gross Profits(1) ($ in millions) 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. Third Quarter Highlights

Truckload Price and Cost Change (1)(2)(3) 7 Truckload Q3 Volume(2)(4) +3.5 % Price/Mile(1)(2)(3) +31.5 % Cost/Mile(1)(2)(3) +33.5 % Adjusted Gross Profit(4) +20.7% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. ■ 70% / 30% truckload contractual / transactional volume mix in Q3 vs 70% / 30% in Q3 last year ■ Average routing guide depth of 1.5 in Managed Solutions business vs. 1.2 in Q3 last year, reflecting a tighter capacity environment Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend (1)



NAST Adjusted Gross Profit $ per Truckload Shipment (left axis)
NAST Adjusted Gross Profit Margin % (right axis)
Average NAST AGP $ per Truckload Shipment (left axis)
NAST Adjusted Gross Profit $ per Truckload Shipment
NAST Adjusted Gross Profit Margin %
18%
17%
16%
15%
14%
13%
12%
11%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- Disciplined pricing and capacity procurement efforts, capturing higher-margin transactional volume, and the strength of our dynamic pricing and costing capabilities enabled us to increase our AGP $ per mile and AGP $ per shipment on a year-over-year basis.
- Repricing campaigns have been completed with a high level of success and at a faster pace than historically.

C.H. ROBINSON

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

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Global Forwarding Q3’26 Results by Service 9 3Q26 3Q25%▲ Ocean $135.9 $110.3 23.2% Air $43.1 $34.9 23.2% Customs $31.7 $36.4 (12.9)% Other $10.5 $10.2 2.9% Total Adjusted Gross Profits $221.2 $191.8 15.4% Adjusted Gross Profit Margin % 19.3% 24.4% (510 bps) Adjusted Gross Profits (1) ($ in millions) ■ Global disruptions and supply-side constraints have driven higher ocean and air rates ■ Ocean AGP increased due to a 20.5% increase in AGP per shipment and a 2.0% increase in shipments(2) ■ Air AGP increased due to a 28.5% increase in AGP per metric ton shipped, partially offset by a 4.0% decline in metric tons shipped(2) ■ Customs AGP decreased due to a 13.0% decrease in adjusted gross profit per transaction(2) 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. Third Quarter Highlights

All Other & Corporate Q3’26 Results 10 Robinson Fresh ■ AGP declined 5.1% Y/Y driven by margin compression caused by higher fuel costs, partially offset by volume increase with foodservice customers Managed Solutions ■ Total freight under management of $2.1B in Q3 3Q26 3Q25%▲ Robinson Fresh $38.1 $40.2 (5.1)% Managed Solutions $31.2 $30.0 4.1% Total $69.3 $70.2 (1.2)% Adjusted Gross Profits (1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Third Quarter Highlights

Robinson Operating Model

1 Clear Long-Term Strategy & Targets

- Enterprise Strategy Map
- Policy Deployment Matrix
- Policy Deployment Initiatives

2 Defined & Cascaded Strategy Maps

- Divisional Strategy Maps
- Shared Services Strategy Maps

3 Scorecard: Measurable & Actionable Inputs

- Binary view of success (green) or opportunity (red)
- Regular operating review cadence (daily, weekly, monthly, quarterly)

4 Continuous, Rigorous Measurement & Action Plans

- Accountable action plans on all scorecards with red
- Embrace and attack the red!
- e.g., Gemba walks ("go to the desk")

5 Continuously Improving. Never Stops.

PLAN | **ACTIVATE** | **IMPROVE**

C.H. ROBINSON

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Streamlining & Automating Processes to Drive Profitable Growth 12 12

What: Large language models (ChatGPT) How: Understanding of written language and generating content CHR Examples: Email classification, email quoting, email order entry, appointments *Works well with Traditional AI What: Machine learning, predictive analytics, optimization How: Advanced math and statistics CHR Examples: Costing, pricing, transportation optimization From machine learning to multi-agent models with advanced reasoning What: Large language models plus planning, tool use, memory, natural interaction, and optimization How: Advanced reasoning adds the ability to act autonomously to perform complex tasks without explicit instructions CHR Examples: NMFC Agent, Ocean Quoting *Works well with GenAI and Traditional AI The Multifaceted World of AI 13

I provide customers with transactional quotes, fast. Quote Agents I build and update orders on-system in seconds. Order Agents I contact carriers for timely tracking updates. Tracking Agents I book and reschedule optimal appointments. Appointment Agents I post available truckload capacity on-system early. Truck Post Agents I proactively recommend loads to best-fit carriers. Load Booking Agents I acquire necessary documents from carriers. Documents Agents I ensure carriers are paid on time. Carrier Payment Agents Meet the Fleet of C.H. Robinson AI Agents 14 Just a sample of the agents performing tasks that defied automation for decades

Capital Allocation Priorities: Balanced and Opportunistic 15 Cash Flow from Operations & Capital Distribution ($M) ■ $289 million of cash returned to shareholders in Q3 2026 ■ Q3 2026 capital distribution increased 52% Y/Y ■ 1.33 million shares repurchased at an average price of $160.64 ■ More than 25 years of annually increasing dividends, on a per share basis ■ The Y/Y decrease in cash from operations was driven primarily by an unfavorable change in net operating working capital due to higher freight rates. ■ Strong conviction in the company's intrinsic value led to a Y/Y increase in share repurchases. ■ Share repurchases have now been paused following our agreement to acquire RXO.

30% GF Operating Margin Mid-30s Enterprise Operating Margin 40% NAST Operating Margin ~$400M - $500M $350M-$450M Incremental Adjusted Operating Income vs. 2023 Mid-Cycle Key Assumptions • Outsized volume growth in NAST and GF • Ongoing gross margin expansion driven by technology enhancements and disciplined revenue management • Consistent focus on driving evergreen productivity improvement and operating leverage • 40% and 30% remain our targets for quality of earnings; beyond those, we retain the optionality to deliver demonstrable outgrowth to deliver higher earnings for our investors Our 2026 Financial Target1 161. Updated on October 29, 2025

1. Excluding restructuring and other charges Market Assumptions • Market volume growth of -3% to +1% in 2026 • Market normalization • NAST AGP/shipment flat to up 4% • GF AGP/shipment reset to 2H 2023 (down 10%) Key Drivers • Outperform the market • Optimize AGP yields • Organizational transformation • Evergreen productivity gains Confident in our ability to deliver operating income within our target range, despite YTD market volume growth that has been negative Y/Y Bottom end of target range is still equivalent to at least $6 of adjusted diluted EPS1 2026 Operating Income Target Bridge1 17

© C.H. Robinson Worldwide, Inc. All rights reserved. Our Customer Promise 18

C.H. Robinson to Acquire RXO to Form a $25B+ Logistics Platform

One Stronger Logistics Platform

Lean Operating Model


Continuous Improvement

Human Expertise & AI Integrated

Capabilities - Density - Expertise

Consideration
$30.25
Per RXO Share (1)

Transaction Value
$5.8B
Implied Enterprise Value

Transaction Multiple
13.2x
Implied EV / 2026E Adj. EBITDA (Synergized) (2)

Transaction Timing
First Half of 2027
Expected Close

Estimated Cost Synergies
~$300M
Net Run-Rate Cost Synergies

Expected Adj. EPS (3) Impact
- Accretive within 9 Months of Close
- Mid-Teens Accretion in 2028

Rapid Deleveraging
1.75x–2.25x
Net Leverage Target by Year-End 2028

C.H. ROBINSON

Notes:
1. Implied total consideration of $30.25 per share is based on C.H. Robinson's 16-day VWAP of $151.88 as of October 2, 2026
2. 2026 financial data based on RXO consensus estimates as of September 2026
3. Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes restructuring and/or loss from divestiture and excludes Amortization of Intangibles related to this acquisition

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Multiple Levers to Drive ~$300M of Estimated Net Run-Rate Cost Synergies 80% Cost-to-Serve Efficiencies Operating leverage derived from the Lean operating model and fleet of AI agents deployed across workflows Shared Services Savings Centralize processes and functions, remove duplication and optimize efficiency over larger enterprise volume 3rd Party Services Eliminations Remove duplication and transfer external services onto C.H. Robinson’s existing vendor relationships Other Integration Benefits Consolidate real estate footprint and deliver insurance procurement efficiencies ~$300M Estimated Net Run-Rate Cost Synergies 20% 20

As of October 28, 2026 OCTOBER 5, 2026 Transaction announced Q4 2026 • U.S. antitrust (HSR) filing submitted • Canada and Mexico merger control filings submitted • Form S-4 / proxy statement- prospectus to be filed with the SEC 1H 2027 • Form S-4 declared effective; proxy statement-prospectus mailed to RXO stockholders • RXO stockholder meeting • Receipt of required regulatory approvals • Anticipated closing Expected Timeline for Closing the RXO Acquisition 21

2024 INVESTOR DAY Appendix

Q3 2026 Transportation Results(1) 23 Three Months Ended September 30 Nine Months Ended September 30 $ in thousands 2026 2025 % Change 2026 2025 % Change Total Revenues $ 5,012,177 $ 3,783,535 32.5% $ 13,180,661 $ 11,252,110 17.1 % Total Adjusted Gross Profits(2) $ 775,286 $ 670,852 15.6% $ 2,100,048 $ 1,965,416 6.9 % Adjusted Gross Profit Margin %(2) 15.5% 17.7% (220 bps) 15.9% 17.5% (160 bps) Transportation Adjusted Gross Profit Margin % 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Q1 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% 15.4% 17.2% 17.2% Q2 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% 15.8% 17.5% 15.4% Q3 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% 15.1% 16.4% 17.7% 15.5% Q4 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% 15.0% 16.9% 17.4% Total 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 15.2% 16.1% 17.5% 1. Includes results across all segments. 2. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q3 2026 NAST Results

$ in thousands	Three Months Ended September 30			Nine Months Ended September 30		
	2026	2025	% Change	2026	2025	% Change
Total Revenues	$ 3,829,223	$ 2,965,694	29.1 %	$10,369,815	$ 8,752,341	18.5 %
Total Adjusted Gross Profits[1]	$ 517,855	$ 444,139	16.6 %	$ 1,418,321	$ 1,294,711	9.5 %
Adjusted Gross Profit Margin %[1]	*13.5%*	*15.0%*	*(150 bps)*	*13.7%*	*14.8%*	*(110 bps)*
Income from Operations[2]	$ 203,903	$ 172,878	17.9 %	$ 538,878	$ 480,540	12.1 %
Adjusted Operating Margin %[1]	*39.4%*	*38.9%*	*50 bps*	*38.0%*	*37.1%*	*90 bps*
Depreciation and Amortization	$ 5,263	$ 4,874	8.0 %	$ 14,789	$ 14,498	2.0 %
Total Assets	$ 3,775,164	$ 2,978,317	26.8 %	$ 3,775,164	$ 2,978,317	26.8 %
Average Headcount	4,597	5,187	(11.4)%	4,674	5,234	(10.7)%

1. Adjusted gross profits, adjusted gross profit margin %, and adjusted operating margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Includes $4.8 million of restructuring and other charges in the three months ended September 30, 2026 and $23.1 million of restructuring and other charges in the nine months ended September 30, 2026 primarily related to workforce reductions and acquisition related costs. Includes $1.3 million of restructuring charges in the three months ended September 30, 2025 and $2.0 million of restructuring charges in the nine months ended September 30, 2025 related to workforce reductions.

C.H. ROBINSON

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Q3 2026 Global Forwarding Results

$ in thousands	Three Months Ended September 30			Nine Months Ended September 30		
	2026	2025	% Change	2026	2025	% Change
Total Revenues	$ 1,149,051	$ 786,347	46.1 %	$ 2,710,385	$ 2,359,035	14.9 %
Total Adjusted Gross Profits[(1)]	$ 221,238	$ 191,755	15.4 %	$ 572,359	$ 563,964	1.5 %
Adjusted Gross Profit Margin %[(1)]	*19.3%*	*24.4%*	*(510 bps)*	*21.1%*	*23.9%*	*(280 bps)*
Income from Operations[(2)]	$ 80,047	$ 49,021	63.3 %	$ 172,701	$ 143,294	20.5 %
Adjusted Operating Margin %[(1)]	*36.2%*	*25.6%*	*1,060 bps*	*30.2%*	*25.4%*	*480 bps*
Depreciation and Amortization	$ 1,479	$ 2,250	(34.3)%	$ 4,900	$ 6,577	(25.5)%
Total Assets	$ 1,556,883	$ 1,233,692	26.2 %	$ 1,556,883	$ 1,233,692	26.2 %
Average Headcount	3,573	4,245	(15.8)%	3,710	4,380	(15.3)%

1. Adjusted gross profits, adjusted gross profit margin %, and adjusted operating margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Includes $0.9 million of restructuring charges in the three months ended September 30, 2026 and $5.6 million of restructuring charges in the nine months ended September 30, 2026 primarily related to workforce reductions. Includes $8.5 million of restructuring charges in the three months ended September 30, 2025 and $11.1 million of restructuring charges in the nine months ended September 30, 2025 primarily related to workforce reductions.

C.H. ROBINSON

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Q3 2026 All Other and Corporate Results

$ in thousands	Three Months Ended September 30			Nine Months Ended September 30		
	2026	2025	% Change	2026	2025	% Change
Total Revenues	$ 379,786	$ 384,805	(1.3%)	$ 1,224,892	$ 1,208,753	1.3%
Total Adjusted Gross Profits[1]	$ 69,341	$ 70,183	(1.2%)	$ 216,213	$ 213,721	1.2%
Income (loss) from Operations[2]	$ (12,143)	$ (1,063)	N/M	$ (8,343)	$ (10,226)	N/M
Depreciation and Amortization	$ 17,031	$ 18,705	(8.9%)	$ 51,505	$ 55,262	(6.8%)
Total Assets	$ 1,057,408	$ 1,015,845	4.1%	$ 1,057,408	$ 1,015,845	4.1%
Average Headcount	3,083	3,127	(1.4%)	3,095	3,339	(7.3%)

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Includes $13.2 million of restructuring charges in the three months ended September 30, 2026 primarily related to $12.2 million of impairment charges related to our Kansas City regional center lease. Includes $18.0 million of restructuring charges in the nine months ended September 30, 2026 primarily related to $12.2 million of impairment charges related to our Kansas City regional center lease and severance charges related to workforce reductions. Includes $9.6 million of restructuring charges in the nine months ended September 30, 2025 primarily related to a $6.3 million impairment charge on our Kansas City regional center lease.

C.H. ROBINSON

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Non-GAAP Reconciliations

Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below:

	Three Months Ended September 30				Nine Months Ended September 30			
$ in thousands	2026		2025		2026		2025	
Revenues:								
Transportation	$5,012,177		$ 3,783,535		$13,180,661		$11,252,110	
Sourcing	345,883		353,311		1,124,431		1,068,019	
Total Revenues	$5,358,060		$ 4,136,846		$14,305,092		$12,320,129	
Costs and expenses:								
Purchased transportation and related services	4,236,891		3,112,683		11,080,613		9,286,694	
Purchased produced sourced for resale	312,735		318,086		1,017,586		961,039	
Direct internally developed software amortization	12,860		14,420		38,760		43,767	
Total direct costs	$4,562,486		$ 3,445,189		$12,136,959		$10,291,500	
Gross profit & Gross profit margin	**$ 795,574**	**14.8%**	**$ 691,657**	**16.7%**	**$ 2,168,133**	**15.2%**	**$ 2,028,629**	**16.5%**
Plus: Direct internally developed software amortization	12,860		14,420		38,760		43,767	
Adjusted gross profit/Adjusted gross profit margin	**$ 808,434**	**15.1%**	**$ 706,077**	**17.1%**	**$ 2,206,893**	**15.4%**	**$ 2,072,396**	**16.8%**

C.H. ROBINSON

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1. In the three months ended September 30, 2026, we incurred restructuring expenses of $3.6 million primarily related to workforce reductions and $15.4 million of other charges, which includes $12.2 million of impairment charges related to our Kansas City regional center lease and $2.9 million of acquisition related costs. In the nine months ended September 30, 2026, we incurred restructuring expenses of $30.4 million related to workforce reductions and $16.3 million of other charges, which includes $12.2 million of impairment charges related to our Kansas City regional center lease and $2.9 million of acquisition related costs. In the three months ended September 30, 2025, we incurred expenses of $9.7 million primarily related to workforce reductions. In the nine months ended September 30, 2025, we incurred expenses of $14.8 million primarily related to workforce reductions and $7.9 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease. Non-GAAP Reconciliations 28 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. Our adjusted operating margin - excluding specified items is a similar non-GAAP financial measure to adjusted operating margin, but also excludes the impact of specified items such as restructuring, acquisition costs, and losses from divestiture. We believe adjusted operating margin and adjusted operating margin - excluding specified items are useful measures of our profitability in comparison to our adjusted gross profit, which we consider a primary performance metric as discussed above. The comparisons of operating margin to adjusted operating margin and adjusted operating margin - excluding specified items are presented below: Three Months Ended September 30 Nine Months Ended September 30 $ in thousands 2026 2025 2026 2025 Total Revenues $ 5,358,060 $ 4,136,846 $ 14,305,092 $ 12,320,129 Income from operations 271,807 220,836 703,236 613,608 Operating margin 5.1% 5.3% 4.9% 5.0% Adjusted gross profit $ 808,434 $ 706,077 $ 2,206,893 $ 2,072,396 Income from operations 271,807 220,836 703,236 613,608 Adjusted operating margin 33.6% 31.3% 31.9% 29.6% Adjusted gross profit $ 808,434 $ 706,077 $ 2,206,893 $ 2,072,396 Adjusted income from operations(1) 290,754 230,590 749,908 636,285 Adjusted operating margin - excluding specified items 36.0% 32.7% 34.0% 30.7%

Non-GAAP Reconciliations

Our adjusted income (loss) from operations, adjusted operating margin - excluding specified items, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of specified items such as restructuring, acquisition costs, and losses from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding specified items, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data):

	Three Months Ended September 30, 2026				Nine Months Ended September 30, 2026			
	NAST	Global Forwarding	All Other and Corporate	Consolidated	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$ 203,903	$ 80,047	$ (12,143)	$ 271,807	$ 538,878	$ 172,701	$ (8,343)	$ 703,236
Severance and other personnel expenses	1,762	884	937	3,583	19,815	4,965	5,589	30,369
Other selling, general, and administrative expenses	3,073	33	12,258	15,364	3,253	632	12,418	16,303
Total adjustments to income (loss) from operations[1]	4,835	917	13,195	18,947	23,068	5,597	18,007	46,672
Adjusted income from operations	**$ 208,738**	**$ 80,964**	**$ 1,052**	**$ 290,754**	**$ 561,946**	**$ 178,298**	**$ 9,664**	**$ 749,908**
Adjusted gross profit	$ 517,855	$ 221,238	$ 69,341	$ 808,434	$1,418,321	$ 572,359	$ 216,213	$ 2,206,893
Adjusted income from operations	208,738	80,964	1,052	290,754	561,946	178,298	9,664	749,908
Adjusted operating margin - excluding specified items	40.3%	36.6%	1.5%	36.0%	39.6%	31.2%	4.5%	34.0%
			$ in 000's	per share			$ in 000's	per share
Net income and per share (diluted)			$ 198,469	$ 1.67			$ 532,488	$ 4.45
Restructuring and related costs, pre-tax			16,092	0.14			43,817	0.37
Acquisition related costs, pre-tax			2,855	0.02			2,855	0.02
Tax effect of adjustments			(4,000)	(0.03)			(10,627)	(0.09)
Adjusted net income and per share (diluted)			**$ 213,416**	**$ 1.80**			**$ 568,533**	**$ 4.75**

1. The three months ended September 30, 2026 includes severance and other personnel expenses of $3.6 million related to workforce reductions and $15.4 million of other charges, which includes $12.2 million of impairment charges related to our Kansas City regional center lease and $2.9 million of acquisition related costs. The nine months ended September 30, 2026 includes severance and other personnel expenses of $30.4 million related to workforce reductions and $16.3 million of other charges, which includes $12.2 million of impairment charges related to our Kansas City regional center lease and $2.9 million of acquisition related costs.

C.H. ROBINSON

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Non-GAAP Reconciliations

Our adjusted income (loss) from operations, adjusted operating margin - excluding specified items, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of specified items such as restructuring, acquisition costs, and losses from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding specified items, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data):

	Three Months Ended September 30, 2025				Nine Months Ended September 30, 2025			
	NAST	Global Forwarding	All Other and Corporate	Consolidated	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$ 172,878	$ 49,021	$ (1,063)	$ 220,836	$ 480,540	$ 143,294	$ (10,226)	$ 613,608
Severance and other personnel expenses	1,199	8,403	126	9,728	1,876	10,979	1,948	14,803
Other selling, general, and administrative expenses	75	127	(176)	26	75	127	7,672	7,874
Total adjustments to income (loss) from operations[1]	1,274	8,530	(50)	9,754	1,951	11,106	9,620	22,677
Adjusted income (loss) from operations	**$ 174,152**	**$ 57,551**	**$ (1,113)**	**$ 230,590**	**$ 482,491**	**$ 154,400**	**$ (606)**	**$ 636,285**
Adjusted gross profit	$ 444,139	$ 191,755	$ 70,183	$ 706,077	$1,294,711	$ 563,964	$ 213,721	$ 2,072,396
Adjusted income (loss) from operations	174,152	57,551	(1,113)	230,590	482,491	154,400	(606)	636,285
Adjusted operating margin - excluding specified items	39.2%	30.0%	N/M	32.7%	37.3%	27.4%	N/M	30.7%
			$ in 000's	per share			$ in 000's	per share
Net income and per share (diluted)			$ 162,987	$ 1.34			$ 450,760	$ 3.71
Restructuring and related costs, pre-tax			9,930	0.07			20,070	0.16
(Gain) loss on divestiture, pre-tax			(176)	—			2,607	0.02
Tax effect of adjustments			(2,449)	(0.01)			(4,480)	(0.03)
Adjusted net income and per share (diluted)			**$ 170,292**	**$ 1.40**			**$ 468,957**	**$ 3.86**

C.H. ROBINSON

1. The three months ended September 30, 2025 includes severance and other personnel expenses of $9.7 million related to workforce reductions. The nine months ended September 30, 2025 includes severance and other personnel expenses of $14.8 million primarily related to workforce reductions and $7.9 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease.

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2024 INVESTOR DAY Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com